INCOME TAXES (Tables)	6 Months Ended
Jun. 30, 2012
INCOME TAXES [Abstract]
Schedule of Provision of Income Taxes

	2012	2011
	(Unaudited)	(Unaudited)
Current:
Federal	$-	$-
State	-	-
Deferred:
Federal	8,656	(86,044)
State	(10,665)	(7,990)
(Decrease) Increase in valuation allowance	(2,010)	94,034

Total provision (benefit) for income taxes	$-	$-

Reconciliation of the U.S. Federal Statutory Tax Rate to the Company's Effective Income Tax Rate

	2012		2011

Expected provision (benefit) at statutory rate	35.0%		(35.0%	)
State taxes	3.6%		(3.6%	)
Non-deductible expenses	(38.8%	)	-
(Decrease) Increase in valuation allowance	(0.2%	)	38.6%

Total provision (benefit) for income taxes	0.0%		0.0%

Schedule of Deferred Tax Assets

	2012	2011
	(Unaudited)
Deferred tax assets:
Net operating loss carry-forwards	$714,318	$533,599
Stock-based compensation	(182,729)	-
Total deferred tax assets	531,589	533,599
Valuation allowance	(531,589)	(533,599)
Net deferred tax assets	$-	$-